SUMMARY PROSPECTUS –October 28, 2011

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THE ACADIA PRINCIPAL CONSERVATION FUND

(CUSIP 00404P106)

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Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund online at http://www.theacadiamutualfunds.com. You can also get this information at no cost by calling 1-800-595-4866 or by sending an email request to info@theacadiamutualfunds.com. The current Prospectus and Statement of Additional Information dated October 28, 2011 are incorporated by reference into this Summary Prospectus.

Investment Objective

The Acadia Principal Conservation Fund seeks to provide current income consistent with the preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%
Distribution (12b-1) and Service Fees	0.50%
Other Expenses	10.36%
Total Annual Fund Operating Expenses	11.66%
Expense Reimbursement[1]	(10.21%)
Total Annual Fund Operating Expenses After Expense Reimbursements	1.45%

1

The Adviser has entered into a written expense limitation agreement under which it has agreed to limit the total expenses of the Fund (excluding interest, taxes, acquired fund fees and expenses, litigation, brokerage and extraordinary expenses) to an annual rate of 1.45% of the average net assets of the Fund.  This expense limitation and fee waiver agreement may be terminated by the Adviser at any time after October 31, 2012.  The Adviser may recoup any waived amount from the Fund pursuant to this agreement if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which the Adviser incurred the expense.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  This Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.The 1 year number shown below reflects the Adviser’s agreement to waive fees and/or reimburse Fund expenses.Although your actual costs may be higher or lower,based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$148	$2,404	$4,370	$8,248

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the fiscal period August 24, 2010 (the Fund’s inception date) to June 30, 2011, the Fund’s portfolio turnover rate was 152% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests primarily in short-term debt instruments such as demand deposits and certificates of deposit issued by FDIC-insured banks and in U.S. Treasury obligations and repurchase agreements collateralized by U.S. government securities.  The Fund may also invest up to 35% ofits assets in investment grade corporate debt and trust preferred debt securities.  Additionally, the Fund may invest in securities issued by federal agencies or government-sponsored enterprises (“GSE”s).  The Fund expects to maintain a dollar-weighted average maturity of between 4 and 10 years.  When investing in demand deposits and certificates of deposit, the Adviser generally attempts to invest Fund assets in levels that ensure FDIC protection.

The Fund will normally not invest in fixed income securities which are rated below BBB by S&P or Baa by Moody’s at the time of purchase or which are in default.  The Fund will not be required to dispose of a debt security if it has a rating of BBB or Baa at the time of purchase but is downgraded below BBB or Baa after the time of purchase.  Acadia Mutual Funds Management, LLC, the Fund’s investment adviser (the “Adviser”), selects fixed income securities whose yield is sufficiently attractive in view of the risks of ownership.  In purchasing and selling securities for the Fund, the Adviser considers a number of factors such as credit quality of the issuer, yield-to-maturity, tax efficiency, hedging strategies and economic forecasts.

Principal Risks

You should be aware that an investment in the Fund involves certain risks, including the following:

Market Risk:  The Fund’s performance will change daily based on many factors, including the quality of the instruments in the Fund’s investment portfolio, national and international economic conditions and general market conditions.

Credit Risk:  The Fund could lose money if the issuer of a fixed income security is unable to meet its financial obligations.

Interest Rate Risk:  Changes in interest rates will affect the yield and value of the Fund’s investments in debt securities.  If interest rates rise, the value of the Fund’s investments may fall.

Government Securities Risk:  There are different types of U.S. government securities with different levels of credit risk.  U.S. government securities issued or guaranteed by the U.S. Treasury and/or supported by the full faith and credit of the United States have the lowest risk.  A U.S. government-sponsored entity (such as the Federal Home Loan Banks, Federal Farm Credit Banks, Fannie Mae and Freddie Mac), although chartered or sponsored by an Act of Congress, may issue securities that are not funded by congressional appropriations and are neither guaranteed nor insured by the U.S. Treasury and are riskier than those that are.

Repurchase Agreement Risk: The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of the securities. There is also the risk that the seller of the agreement may become insolvent and subject to liquidation.

Call Risk: The risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

Returns Are Not Guaranteed:  An investment in the Fund is neither insured nor guaranteed by the U.S. government.  Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by a bank and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

You may lose money if you invest in the Fund

Performance

The Fund does not yet have a full calendar year of performance.  As such, no performance information is presented.

The Investment Adviser

Acadia Mutual Fund Management, LLC (the “Adviser”) serves as the investment adviser to the Fund.

The Portfolio Manager

Eric D. Jacobs, the Chief Executive Officer of the Adviser, has served as the Fund’s portfolio manager since its inception in 2010.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on days when the New York Stock Exchange (“NYSE”) is open for regular trading: by mail at The Acadia Mutual Funds, 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147; or by telephone at 1-800-595-4866.  Shares may be purchased by check or by wire.  The minimum initial purchase is $1,000for a regular account and $500 for an IRA account.  The minimum subsequent investment is $250 for a regular account and $100 for an IRA account (or $100 under an automatic investment plan).

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement (in such arrangement taxes will be deferred until a later time), such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for additional information.

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